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EXHIBIT 32.2

SECTION 906 CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Norman G. Haisler, Senior Vice President-Finance and Chief Financial Officer of Bayou City Exploration, Inc., formally Blue Ridge Energy, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, 18 U.S.C. Section 1350, that:

1. The amended annual report on Form 10-KSB of Bayou City Exploration, Inc., formally Blue Ridge Energy, Inc. for the annual period ended December 31, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. The information contained in the amended annual report on Form 10-KSB of Bayou City Exploration, Inc., formally Blue Ridge Energy, Inc. fairly presents, in all material respects, the financial condition and results of operations of Bayou City Exploration, Inc., formally Blue Ridge Energy, Inc.

           Date: August 1, 2005    /s/ Norman G. Haisler
                                   -----------------------------
                                   Senior Vice President-Finance
                                   and Chief Financial Officer